                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
     This SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Second
                                                                ------
Amendment") dated as of February 10, 1997 is made and entered into among BARRETT
---------
RESOURCES CORPORATION, a Delaware corporation ("Borrower"), the Banks (as
                                                --------
hereinafter defined), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB") acting in its capacity as agent for the Banks (in
                      ---
such capacity, the "Agent").
                    -----

     WHEREAS, Borrower, the financial institutions party thereto (the "Banks")
                                                                       -----
and the Agent have heretofore entered into a Revolving Credit Agreement dated as of July 19, 1995 (the "Credit Agreement") providing for, among other things,
                       ----------------
revolving credit loans to be made by the Banks to Borrower in a principal amount not to exceed $200,000,000.00 in the aggregate at any time outstanding on the terms and subject to the conditions therein set forth; and

     WHEREAS, the parties desire to amend the Credit Agreement in certain respects;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the parties hereto agree as follows:

     1.  MODIFICATION OF SECTION 1.01.
         ----------------------------

     1.1 Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition of "Effective Date of Second Amendment" immediately after the definition of "Effective Date":

          " "Effective Date of Second Amendment" shall have the same meaning
             ----------------------------------
     given to the term "Effective Date" in the Second Amendment."

     1.2 Section 1.01 of the Credit Agreement is hereby further amended by deleting the phrase "Subsidiary Guaranty" appearing in the first line of the definition therein of "Loan Documents".

     1.3. Section 1.01 of the Credit Agreement is hereby further amended by adding the following new definition of "Public Indenture" immediately after the definition of "Proved Undeveloped Hydrocarbon Reserves":

          " "Public Indenture" means the Indenture, dated as of February ____,
             ----------------
     1997, entered into between Borrower and Bankers Trust Company, as Trustee."

     1.4. Section 1.01 of the Credit Agreement is hereby further amended by adding the following new definition of "Restricted Subsidiaries" immediately after the definition of "Responsible Officer":

          " "Restricted Subsidiaries" means Plains and Plains Operating."
             -----------------------

     1.5. Section 1.01 of the Credit Agreement is hereby further amended by adding the following new definition of "Second Amendment" immediately after the definition of "S&P":

          " "Second Amendment" means that certain Second Amendment to Revolving
             ----------------
     Credit Agreement dated as of February 10, 1997 among Borrower, the Agent and each of the Banks."

     1.6. Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition therein of "Subsidiary Guaranty" in its entirety.

     2.   MODIFICATION OF SECTION 3.01.  Subsection 3.01(a)(i)(bb) of the Credit
          ----------------------------
Agreement is hereby amended by replacing the phrase "; and" contained therein with a ".", and by deleting Subsection 3.01(a)(a)(cc) in its entirety.

     3.   MODIFICATION OF SECTION 4.16.  Section 4.16 of the Credit Agreement is
          ----------------------------
hereby amended to read in its entirety as follows:

          "SECTION 4.16.  Subsidiaries.  As of the Effective Date of the Second
                          ------------
     Amendment, Schedule 4.16 contains a complete and accurate (a) list of all
                -------------
     Subsidiaries of Borrower, (b) description of the issued and outstanding capital stock of each Subsidiary of Borrower and (c) the record owners of such capital stock.

     4.   MODIFICATION OF SECTION 5.11.  Section 5.11 of the Credit Agreement is
          ----------------------------
hereby amended to read in its entirety as follows:

          "SECTION 5.11.  Consolidation of Assets. On or before February 10,
                          -----------------------
     1998, Borrower shall, in an orderly fashion, merge or consolidate with, or acquire substantially all of the assets of, each of the Subsidiaries listed in Paragraph 1 of Schedule 4.16 unless, in the good faith judgment of
                       -------------
     Required Banks, such merger or consolidation is prevented by material legal or accounting issues or will result in a material and adverse tax or economic detriment to Borrower and its Subsidiaries, and Borrower shall not thereafter reconvey, contribute or distribute such assets to any Subsidiary without the prior written consent of Required Banks.

     5.   ADDITION OF NEW SECTION 5.13.  The Credit Agreement is hereby amended
          ----------------------------
by adding the following Section 5.13 immediately after Section 5.12:

          "SECTION 5.13.  Equal Security for Loans and Notes.  If any of
                          ----------------------------------
     Borrower or any of its Subsidiaries shall create, incur, assume, or suffer to exist any Lien (other than Liens excepted by the provisions of Section
                                                                       -------
     6.03) upon any of its assets or property, whether now owned or hereafter
     ----
     acquired, (unless prior written consent to the creation or assumption thereof shall have been obtained from the Required Banks), Borrower or such Subsidiary, as the case may be, shall make or cause to be made an effective provision whereby the Loans and other Obligations under this Agreement will be secured by such Lien equally and ratably with any and all other Indebtedness thereby secured as long as any such other Indebtedness shall be so secured; provided that this covenant shall not be construed as
                    --------
     consent by the Banks to any violation by Borrower or its Subsidiaries of

     Section 6.03 and, provided, further, that Borrower and its Subsidiaries
     ------------      --------  -------
     shall not agree with any other holder of its Indebtedness (except as provided in the Public Indenture) that it shall provide equal security for such Indebtedness."

     6.   MODIFICATION OF SECTION 6.01.
          ----------------------------

     6.1 Section 6.01 (b) of the Credit Agreement is hereby amended to read in its entirety as set forth below:

          "(b) Unsecured Indebtedness and Accommodation Obligations outstanding on the Effective Date of the Second Amendment hereof described in Schedule
                                                                       --------
     6.01, in each case in a
     ----
     principal amount at any one time outstanding not to exceed the amount set forth on Schedule 6.01 hereof;"
              -------------

     6.2 Section 6.01 (g) of the Credit Agreement is hereby amended by adding the parenthetical "(other than Restricted Subsidiaries)" after the word "Subsidiaries" appearing in the second line thereof.

     6.3 Section 6.01 (h) of the Credit Agreement is hereby amended by adding the parenthetical "(other than Restricted Subsidiaries)" after the word "Subsidiaries" appearing in the second line thereof.

     6.4 Section 6.01 is hereby further amended by adding the following sentence immediately after Subsection 6.01(h):

          "It is understood and agreed that Borrower shall not permit any of its Restricted Subsidiaries to create, incur, assume or otherwise become or remain liable with respect to, any Indebtedness or Accommodation Obligations, except for that incurred under subparagraphs (c), (d), (e), and (f) above."

     7.   MODIFICATION OF SECTION 6.02.  Section 6.02 of the Credit Agreement is
          ----------------------------
hereby amended by deleting the phrase "provided such Subsidiary has duly executed and delivered a Subsidiary Guaranty in favor of the Agent" from the eighth and ninth lines thereof.

     8.   MODIFICATION OF SECTION 6.03.  Section 6.03 of the Credit Agreement is
          ----------------------------
hereby amended by replacing the parenthetical "(other than this Credit Agreement)" appearing in the fifth line thereof with the parenthetical "(other than this Credit Agreement and the Public Indenture)".

     9.   MODIFICATION OF SECTION 6.05.  Subsection 6.05(d) of the Credit
          ----------------------------
Agreement is hereby amended by deleting the phrase "provided such Subsidiaries have executed and delivered a Subsidiary Guaranty in favor of the Agent" therefrom.

     10.  MODIFICATION OF SECTION 6.07.  Section 6.07 of the Credit Agreement is
          ----------------------------
hereby amended by adding the word "and" immediately before the parenthetical "(ii)" appearing in the fourth line thereof and by deleting the subclause "or
(iii) a Subsidiary's ability to perform timely its material covenants and obligations under any Subsidiary Guaranty to which it is a party" therefrom.

     11.  MODIFICATION OF SECTION 6.08.  Section 6.08 of the Credit Agreement is
          ----------------------------
hereby amended by replacing the word "or" appearing in the sixth line thereof with a "," and by adding the clause "or (iv) transfers and conveyances of assets from the Subsidiaries of Borrower to the Borrower as provided for in
Section 5.11 and permitted under Section 6.04."
------------                     ------------

     12.  ADDITION OF NEW SECTION 6.16.  The Credit Agreement is hereby amended
          ----------------------------
by adding the following Section 6.16 immediately after Section 6.15:

          "SECTION 6.16.  Subsidiaries. Borrower shall not acquire, create or
                          ------------
     otherwise allow or permit any corporation, partnership or other Person to become a Subsidiary (other than those Subsidiaries set forth on Schedule
                                                                     --------
     4.16 and permitted to exist pursuant to Section 5.13 hereof) without, in
     ----                                    ------------
     each instance, the prior written consent of Required Banks."

     13.  MODIFICATION OF SECTION 7.01.
          ----------------------------

     13.1      Section 7.01(c) is hereby amended by adding the sections "5.11,
                                                                         -----
5.13  " immediately after the section "5.01(d)(ii)" contained therein.
----                                   -----------

     13.2 Section 7.01(d) is hereby amended by deleting the section "5.11"
                                                                     ----
therefrom.

     13.3 Section 7.01(f) is hereby amended to read in its entirety as follows:

          "(f)  [Intentionally deleted]"

     13.4 Section 7.01(i) is hereby amended by replacing the phrase "$15,000,000" contained in the second line thereof with the phrase "$5,000,000".

     13.5 Section 7.01(m) is hereby amended by replacing the phrase "$15,000,000" contained in the first line thereof with the phrase "$10,000,000".

     14.  MODIFICATION OF SECTION 9.01.  Section 9.01 of the Credit Agreement is
          ----------------------------
hereby amended by adding the word "or" after the semicolon in subclause (vi) thereof, and by replacing the phrase "; or" at the end of subclause (vii) thereof with a ".", and by deleting in its entirety subclause (viii) therefrom.

     15.  MODIFICATION OF SECTION 9.10(b).  Section 9.10(b) of the Credit
          -------------------------------
Agreement is hereby amended by deleting the phrase "or the release of any Subsidiary under the Subsidiary Guaranty" from the sixteenth and seventeenth lines thereof.

     16.  MODIFICATION OF SCHEDULE 4.16.  Schedule 4.16 of the Credit Agreement
          -----------------------------
is hereby amended to read in its entirety as set forth in Annex A attached
                                                          -------
hereto and made a part hereof by reference for all purposes.

     17.  MODIFICATION OF SCHEDULE 4.19.  Schedule 4.19 of the Credit Agreement
          -----------------------------
is hereby amended to read in its entirety as set forth in Annex B attached
                                                          -------
hereto and made a part hereof by reference for all purposes.

     18.  MODIFICATION OF SCHEDULE 6.01.  Schedule 6.01 of the Credit Agreement
          -----------------------------
is hereby amended to read in its entirety as set forth in Annex C attached
                                                          -------
hereto and made a part hereof by reference for all purposes.

     19.  DELETION OF EXHIBIT 5.11.  Exhibit 5.11 of the Credit Agreement is
          ------------------------
hereby deleted in its entirety.

     20.  BORROWING BASE.  During the period from the Effective Date of the
          --------------
Second Amendment until May 1, 1997 (the next Redetermination Date), the Borrowing Base shall be $75,000,000.

     21.  REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and
          ------------------------------
warrants that (a) the Borrower has the corporate power, authority and legal right to execute and deliver this Second Amendment and to perform the Credit Agreement as amended through this Second Amendment, and has taken all necessary corporate action to authorize the execution and delivery of this Second Amendment and the performance of the Credit Agreement as amended through this Second Amendment, (b) this Second Amendment has been duly executed and delivered on behalf of Borrower, (c) the Credit Agreement as amended through this Second Amendment constitutes a valid and legally binding agreement enforceable against Borrower in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity which may limit the right to obtain equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law), (d) the representations and warranties contained in Article IV of the Credit Agreement as amended through this Second Amendment are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (or, if stated to have been made solely as of an earlier date, were true and correct as of such earlier date) and (e) no Event of Default (as such term is defined in the Credit Agreement) has occurred and is continuing.

     22.    EFFECTIVENESS.  This Second Amendment shall become effective on the
            -------------
date when each of the following conditions shall have been fulfilled:

     22.1. Borrower and each Bank shall have duly executed a counterpart of this Second Amendment and delivered same to the Agent, or, in the case of any Bank as to which an executed counterpart hereof shall not have been so delivered, the Agent shall have received written confirmation by telecopy or other similar writing from such Bank of execution of a counterpart hereof by such Bank.

     22.2. The Agent shall have received the favorable written legal opinion of Bearman Talesnick & Clowdus Professional Corporation, legal counsel to the Borrower, dated as of the date hereof, and in form and substance satisfactory to the Agent;

     22.3 The Indenture dated as of February ____, 1997, entered into between Borrower and Bankers Trust Company, as Trustee, shall have been duly executed and delivered contemporaneously with the execution and delivery of this Second Amendment and Borrower shall have issued its ___ % Senior Notes due 2007.

     22.4. The Agent shall have received a certificate, in form and substance satisfactory to the Agent and dated as of the date hereof, from the Secretary or Assistant Secretary of Borrower as to (i) the election, incumbency and signatures of the officer(s) of the Borrower executing this Second Amendment, (ii) the resolutions (attaching a true and correct copy of same) of the Executive Committee of Borrower authorizing the execution, delivery and performance of the Credit Agreement as amended through this Second Amendment,
(iii) no amendments, modifications, changes or alterations to, or revocation, repeal or supersession of, (x) its Certificate of Incorporation since July 19, 1995, and (y) its Bylaws since July 19, 1995; and (iv) the execution, delivery and effectiveness of the Indenture, dated as of February ____, 1997, entered into between Barrett and Bankers Trust Company, as Trustee.

     22.5. Borrower shall have executed and delivered, or caused to be executed and delivered, to the Agent such other documents and instruments and taken such other actions as the Banks may reasonably request in connection with this Second Amendment or the matters referred to herein.

     23.    EXPENSES. Whether or not this Second Amendment shall become
            --------
effective as provided in paragraph 22 above and whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to pay on demand any and all expenses incurred by the Agent (including, without limitation, reasonable fees and disbursements of counsel for the Agent) in connection with or relating to the execution and delivery of this Second Amendment.

     24.    MISCELLANEOUS PROVISIONS.
            ------------------------

     24.1. Except as amended and modified through this Second Amendment, the Credit Agreement shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read, taken and construed as one and the same instrument.

     24.2. This Second Amendment may be signed in any number of counterparts, and by different parties on separate counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

     24.3. Capitalized terms used herein without definition shall have the meaning assigned to them in the Credit Agreement. The term "Credit Agreement" as defined and used in the other Loan Documents or any other instrument, document or writing furnished to the Bank by Borrower in connection with the Credit Agreement shall mean the Credit Agreement as amended through this Second Amendment.

     24.4. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA TO THE EXTENT APPLICABLE.

     24.5. THE CREDIT AGREEMENT AS AMENDED THROUGH THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed and delivered as of the date first above written.


                                    BORROWER

                                    BARRETT RESOURCES CORPORATION

                                    By: /s/ Robert W. Howard
                                       ---------------------------------------
                                    Name: Robert W. Howard
                                         -------------------------------------
                                    Title: Senior Vice President and Treasurer
                                          ------------------------------------


                                    AGENT

                                    TEXAS COMMERCE BANK
                                      NATIONAL ASSOCIATION,
                                    In its capacity as Agent for the Banks

                                    By: /s/ Lori Vetter
                                       ----------------------------------------
                                    Name: Lori Vetters
                                         --------------------------------------
                                    Title: V.P.
                                          -------------------------------------



                                    BANKS

                                    TEXAS COMMERCE BANK
                                      NATIONAL ASSOCIATION

                                    By: /s/ Lori Vetters
                                       ----------------------------------------
                                    Name: Lori Vetters
                                         --------------------------------------
                                    Title: V.P.
                                          -------------------------------------


                                    NATIONSBANK OF TEXAS, N.A.

                                    By: /s/ David C. Rubenking
                                       ----------------------------------------
                                    Name: David C. Rubenking
                                         --------------------------------------
                                    Title: S.V.P.
                                          -------------------------------------


                                    BANK OF MONTREAL, HOUSTON AGENCY

                                    By: /s/ Robert Roberts
                                       ----------------------------------------
                                    Name: Robert L. Roberts
                                         --------------------------------------
                                    Title: Director, U.S. Corporate Banking
                                          -------------------------------------

                                    THE FIRST NATIONAL BANK OF BOSTON

                                    By: /s/ Ann E. Howard
                                       ----------------------------------------
                                    Name: Ann E. Howard
                                         --------------------------------------
                                    Title: Division Executive
                                          -------------------------------------



                                    COLORADO NATIONAL BANK

                                    By: /s/ Mark E. Thompson
                                       ----------------------------------------
                                    Name: Mark E. Thompson
                                         --------------------------------------
                                    Title: Vice President
                                          -------------------------------------


                                    THE FIRST NATIONAL BANK OF CHICAGO

                                    By: /s/ Carl E. Skoog
                                       ----------------------------------------
                                    Name: Carl E. Skoog
                                         --------------------------------------
                                    Title: Authorized Agent
                                          -------------------------------------


GW09:72814.06/110864-19/1187

                                   ANNEX A TO
                                SECOND AMENDMENT

                                                                   SCHEDULE 4.16

                                  Subsidiaries

     1. Names of the existing Subsidiaries of Borrower that are to be merged into or consolidated with Borrower in compliance with the provisions of
        Section 5.11 of the Credit Agreement:

                                       Jurisdiction or  Percentage   Ownership
Name                                   Organization     Ownership    Type

Plains Petroleum Company                  Delaware         100%     Direct

Plains Petroleum Operating Company        Delaware         100%     Indirect

Barrett Resources (PAC I)
 Corporation(f/k/a 4-D Energy, Inc.)      Kansas           100%     Direct

Barrett Resources (PAC II) Corporation
 (f/k/a Quasar Energy, Inc.)              Kansas           100%     Direct

Alarado Corporation***                    Delaware         100%     Direct

Barrett Fuels Corporation                 Delaware         100%     Direct

BGP Inc.                                  Delaware         100%     Direct

     2. Names of the existing Subsidiaries that will remain wholly-owned Subsidiaries after February 10, 1998:

                                       Jurisdiction or  Percentage   Ownership
Name                                   Organization     Ownership    Type

Plains Petroleum Gathering Company*    Delaware             100%     Indirect

Bargath, Inc.*                         Colorado             100%     Direct

Alarado (Denver) Company*              Colorado             100%     Indirect

Barrett Resources International
 Corporation**                         Delaware             100%     Direct

Barrett Resources (Peru)
 Corporation*                          Delaware             100%     Indirect

Barrett Resources (Peru)
 Corporation Sucursal del Peru           Peru Branch


* Plains Petroleum Gathering Company and Bargath Inc. own gas gathering and pipeline assets; Alarado (Denver) Company will be merged into Bargath, Inc.; Bargath, Inc. is a venture partner in the Grand Valley Gathering System JV and Trailridge Gathering System JV

** Barrett Resources International Corporation and Barrett Resources (Peru) Corporation exist for tax purposes to conduct foreign operations

***Alarado Corporation's name will be changed to Barrett Resources (PAC III) Corporation prior to its merger into or consolidation with Borrower

                                   ANNEX B TO
                                SECOND AMENDMENT

                                                                   SCHEDULE 4.19

                               Material Contracts

     1. Indenture dated as of February ____, 1997 between Borrower and Bankers Trust Company, as Trustee concerning the issuance of ___% Senior Notes due 2007 in the aggregate principal sum of $150,000,000.

     2. No other Material Contracts exist as defined in the Revolving Credit Agreement other than of the type specifically excluded in Section 4.19 of the Revolving Credit Agreement.

                                   ANNEX C TO
                                SECOND AMENDMENT

                                                                   SCHEDULE 6.01

                             EXISTING INDEBTEDNESS

     1. As of March 31, 1995 Plains had a liability of $952,000 for its post retirement benefit plans and a liability of $1,023,000 principally for its deferred compensation plans.

     2. Indebtedness evidenced by the Senior Notes issued by Borrower pursuant to the Public Indenture; provided, that the aggregate outstanding principal
                         --------
amount of the Indebtedness thereunder shall not exceed $150,000,000. As use herein, the term "Senior Notes" means the ___ % Senior Notes due 2007 issued by Barrett Resources Corporation, a Delaware corporation, pursuant to the Public Indenture.